UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of ProAssurance and NORCAL after giving effect to the acquisition of NORCAL and the cash and other consideration for NORCAL’s shares in connection therewith, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet as of December 31, 2020 is presented as if the acquisition of NORCAL had occurred on December 31, 2020. The unaudited pro forma condensed combined income statement for the year ended December 31, 2020 is presented as if the acquisition of NORCAL had occurred on January 1, 2020. As further described below, the resulting pro forma condensed combined financial statements do not include any adjustments related to cost savings, operating synergies and related tax benefits or revenue enhancements (or the necessary costs to achieve such benefits) that are expected to result from the acquisition. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed combined financial statements should be read together with: • the accompanying notes to the unaudited pro forma condensed combined financial statements; • ProAssurance’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2020, included in ProAssurance’s Annual Report on Form 10-K for the year ended December 31, 2020; and • NORCAL’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2020 and December 31, 2019, included in ProAssurance’s Current Report on Form 8-K/A filed on July 15, 2021. The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States of America (U.S. GAAP). Accordingly, the assets, liabilities and commitments of NORCAL, the acquiree, are adjusted to their estimated fair values on the assumed acquisition date of December 31, 2020. The estimates of fair value are preliminary and are dependent upon certain valuations that have not progressed to a stage where there is sufficient information to make a definitive valuation. The unaudited pro forma adjustments, including the allocations of the acquisition consideration, have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. The unaudited pro forma adjustments are preliminary based upon available information and certain assumptions described in the accompanying notes to the unaudited pro forma condensed combined financial statements. ProAssurance has not yet completed the final determination of the fair values of NORCAL’s assets and liabilities which will be based on the actual net tangible and intangible assets of NORCAL that existed as of May 5, 2021. Consequently, amounts preliminarily allocated to the assets and liabilities, including gain on bargain purchase and intangible assets could change significantly from those allocations used in the unaudited pro forma condensed combined financial statements presented below and could also result in a material change in amortization of acquired intangible assets. The unaudited pro forma condensed combined financial statements have been prepared by ProAssurance management in accordance with Article 11 of Regulation S-X promulgated by the SEC, as amended by the final rule, Amendments to Financial Disclosures about Acquired and Disposed Businesses, as adopted by the SEC on May 21, 2020 (“Article 11”). The amended Article 11 was effective on January 1, 2021. The pro forma adjustments are based on estimates using information available at this time and therefore are preliminary and subject to change. There can be no assurance that such changes will not be material. The pro forma condensed combined financial information are not necessarily indicative of the combined financial position or results of operations that might have been achieved had the transaction been completed as of the dates indicated, nor are they meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the transaction. The unaudited pro forma condensed combined financial statements also do not reflect any cost savings, operating synergies and related tax benefits or revenue enhancements that the combined company may achieve as a result of the acquisition, the costs to integrate the operations of ProAssurance or NORCAL, or the costs necessary to achieve such cost savings, operating synergies and related tax benefits or revenue enhancements. Article 11 requires that the income tax effects of pro forma adjustments be calculated based on the statutory rate in effect during the periods for which the pro forma income statement is being presented. For purposes of these condensed combined pro forma financial statements, we utilized the 21% statutory tax rate. 1

Certain financial information of NORCAL, as presented in its historical consolidated financial statements, has been reclassified to conform to the historical presentation in ProAssurance’s consolidated financial statements, for purposes of preparing the unaudited pro forma condensed combined financial statements. Refer to Note 3 – NORCAL reclassification adjustments for an explanation of these reclassifications. 2

Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2020
(unaudited)

(In thousands)	Historical ProAssurance	Historical NORCAL (after reclassification)[1]	Transaction Accounting Adjustments	Ref.	Other Transaction Accounting Adjustments	Ref.	Pro Forma As Adjusted
Assets							
Investments							
Fixed maturities, available for sale, at fair value	$ 2,457,531	$ 1,142,200					$ 3,599,731
Fixed maturities, trading, at fair value	48,456	—					48,456
Equity investments, at fair value	120,101	372,761					492,862
Short-term investments	337,813	—					337,813
Business owned life insurance	67,847	10,009					77,856
Investment in unconsolidated subsidiaries	310,529	26,918					337,447
Other investments	47,068	24,275					71,343
Total Investments	3,389,345	1,576,163					4,965,508
Cash and cash equivalents	215,782	55,063	$ (249,810)	(5a)			21,035
Premiums receivable, net	201,395	83,265					284,660
Receivable from reinsurers on paid losses and loss adjustment expenses	14,370	9,090					23,460
Receivable from reinsurers on unpaid losses and loss adjustment expenses	385,087	85,544	4,238	(5b)			474,869
Prepaid reinsurance premiums	35,885	174					36,059
Deferred policy acquisition costs	47,196	11,774	(11,774)	(5c)			47,196
Deferred tax asset, net	57,105	—	33,268	(5d)			90,373
Real estate, net	30,529	—					30,529
Operating lease ROU assets	19,013	—	4,384	(5e)			23,397
Intangible assets, net	65,720	2,072	11,928	(5f)			79,720
Goodwill	49,610	30,214	(30,214)	(5g)			49,610
Other assets	143,766	24,147					167,913
Total Assets	**$ 4,654,803**	**$ 1,877,506**	**$ (237,980)**		**$ —**		**$ 6,294,329**
Liabilities and Shareholders' Equity							
Liabilities							
Reserve for losses and loss adjustment expenses	$ 2,417,179	$ 1,039,214	$ 118,317	(5h)			$ 3,574,710
Unearned premiums	361,547	145,858					507,405
Reinsurance premiums payable	39,998	6,566					46,564
Total Policy Liabilities	2,818,725	1,191,638	118,317				4,128,680
Operating lease liabilities	20,116	—	5,275	(5i)			25,391
Other liabilities	182,039	47,941	38,345	(5j)	$ 9,495	(7a)	277,820
Contribution certificates	—	—	174,999	(5k)			174,999
Debt less unamortized debt issuance costs	284,713	—					284,713
Total Liabilities	**3,305,593**	**1,239,579**	**336,936**		**9,495**		**4,891,603**
Shareholders' Equity							
Common shares	632	—					632
Additional paid-in capital	388,150	—					388,150
Accumulated other comprehensive income (loss), net of deferred taxes	75,227	37,552	(37,552)	(5l)			75,227
Retained earnings	1,301,163	600,375	(537,364)	(5m)	(9,495)	(7b)	1,354,679
Treasury shares	(415,962)	—					(415,962)
Total Shareholders' Equity	**1,349,210**	**637,927**	**(574,916)**		**(9,495)**		**1,402,726**
Total Liabilities and Shareholders' Equity	**$ 4,654,803**	**$ 1,877,506**	**$ (237,980)**		**$ —**		**$ 6,294,329**

[1] Historical NORCAL financial statement amounts after conforming reclassification adjustments. Refer to Note 3 – NORCAL *reclassification adjustments.*
(5a) to (5m)—refer to Note 5—Unaudited Pro Forma Condensed Combined Balance Sheet Transaction Accounting Adjustments
(7a) to (7b)—refer to Note 7—Other Transaction Accounting Adjustments for Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statement of Income

See accompanying notes to the unaudited pro forma condensed combined financial statements.

3

Unaudited Pro Forma Condensed Combined Statement of Income
For the year ended December 31, 2020
(unaudited)

($ in thousands, except per share amounts)	Historical ProAssurance	Historical NORCAL (after reclassification)[1]	Transaction Accounting Adjustments	Ref.	Other Transaction Accounting Adjustments	Ref.	Pro Forma As Adjusted
Revenues							
Net premiums earned	$ 792,715	$ 354,655					$ 1,147,370
Net investment income	71,998	37,955	$ (15,093)	**(6a)**			94,860
Equity in earnings (loss) of unconsolidated subsidiaries	(11,921)	(564)					(12,485)
Net realized investment gains (losses):							
Impairment losses	(1,745)	(2,393)					(4,138)
Portion of impairment losses recognized in OCI before taxes	237	—					237
Net impairment losses recognized in earnings	(1,508)	(2,393)					(3,901)
Other net realized investment gains (losses)	17,186	38,216					55,402
Total net realized investment gains (losses)	15,678	35,823					51,501
Other income	6,470	—					6,470
Total revenues	**874,940**	**427,869**	**(15,093)**				**1,287,716**
Expenses							
Net losses and loss adjustment expenses	661,447	361,030	(33,383)	**(6b)**			989,094
Underwriting, policy acquisition and operating expenses:							
Operating expense	127,316	52,236	13,497	**(6c)**	$ 9,495	**(7c)**	202,544
DPAC amortization	110,565	31,330	(31,330)	**(6d)**			110,565
SPC U.S federal income tax expense	1,746	—					1,746
SPC dividend expense (income)	14,304	—					14,304
Interest expense	15,503	—	7,318	**(6e)**			22,821
Goodwill impairment	161,115	—					161,115
Total expenses	**1,091,996**	**444,596**	**(43,898)**		**9,495**		**1,502,189**
Gain on bargain purchase	—	—	78,247	**(6f)**			78,247
Income (loss) before income taxes	**(217,056)**	**(16,727)**	**107,052**		**(9,495)**		**(136,226)**
Provision for income taxes:							
Current expense (benefit)	(20,181)	(26,576)	(7,541)	**(6g)**	(1,994)	**(7d)**	(56,292)
Deferred expense (benefit)	(21,148)	14,016					(7,132)
Total income tax expense (benefit)	(41,329)	(12,560)	(7,541)		(1,994)		(63,424)
Net income (loss)	**$ (175,727)**	**$ (4,167)**	**$ 114,593**		**$ (7,501)**		**$ (72,802)**
Earnings (loss) per share							
Basic	$ (3.26)						$ (1.35)
Diluted	$ (3.26)						$ (1.35)
Weighted average number of common shares outstanding:							
Basic	53,863						53,863
Diluted	53,906						53,906
Cash dividends declared per common share	$ 0.46						$ 0.46

[1] Historical NORCAL financial statement amounts after conforming reclassification adjustments. Refer to Note 3 – NORCAL Reclassification Adjustments.
(6a) to (6g)—refer to Note 6—Unaudited Pro Forma Condensed Combined Statement of Income Transaction Accounting Adjustments
(7c) to (7d)—refer to Note 7—Other Transaction Accounting Adjustments for Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statement of Income

See accompanying notes to the unaudited pro forma condensed combined financial statements.

4

Notes to Unaudited Pro Forma Condensed Combined Financial Statements 1. Basis of Pro Forma Presentation On May 5, 2021, ProAssurance completed its acquisition of NORCAL by purchasing over 98% of the converted company stock in exchange for total estimated consideration of $449 million. ProAssurance funded the transaction with $248 million of cash on hand, and NORCAL paid $2 million to policyholders who elected to receive the discounted cash option for their allocated share of the converted company’s equity. Additional consideration with a principal amount of $191 million and a fair value of $175 million is in the form of contribution certificates issued to certain NORCAL policyholders in the conversion of NORCAL Mutual, and those instruments are an obligation of NORCAL Insurance Company, the successor of NORCAL. Policyholders who elected to receive NORCAL stock and tender it to ProAssurance are also eligible for a share of contingent consideration in an amount of up to approximately $84 million depending upon development of NORCAL’s ultimate net losses between December 31, 2020 and December 31, 2023. The estimated fair value of this contingent consideration is $24 million. The unaudited pro forma condensed combined balance sheet as of December 31, 2020 is presented as if the acquisition with NORCAL had occurred on December 31, 2020 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2020 is presented as if the acquisition had occurred on January 1, 2020 (and is based on the historical financial statements of ProAssurance and NORCAL after giving effect to the completion of the acquisition and the assumptions and adjustments described in the accompanying notes). The unaudited pro forma condensed combined financial information has also been prepared to give effect to certain other material related transactions, including change in control payments to be paid in connection with the transaction. Such pro forma adjustments are based on available information and on assumptions that the Company believes are reasonable under the circumstances to reflect the aggregate impact of the relevant transaction on the historical financial information of ProAssurance. The pro forma adjustments are included to the extent they are adjustments that reflect the accounting for transactions in accordance with U.S. GAAP. The transaction will be accounted for under the acquisition method of accounting. In business combination transactions in which the consideration given is not in the form of cash, measurement of the acquisition consideration is based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable. All of the NORCAL assets acquired and liabilities assumed in this business combination will be recognized at their acquisition-date fair value, while transaction costs and integration costs associated with the business combination are expensed as incurred. The excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill. Conversely, the excess of the fair value of assets acquired and liabilities assumed over the acquisition consideration, if any, is recorded as a gain on bargain purchase. NORCAL existing goodwill, acquisition related intangible assets and deferred taxes will be eliminated and replaced by newly established amounts in connection with this business combination. Changes in deferred tax asset valuation allowances and income tax uncertainties, if any, after the acquisition date will generally affect income tax expense. ProAssurance and NORCAL are currently finalizing an integration plan, which may affect how the assets acquired, including intangible assets, will be utilized by the combined company. Upon the completion of a valuation, the acquisition consideration as well as estimated fair value of the assets and liabilities will be updated, including the estimated fair value and useful lives of the identifiable intangible assets, the acquisition consideration and allocation of the excess purchase price to goodwill or allocation of the excess of the fair value of assets acquired and liabilities assumed to a gain on bargain purchase. The unaudited pro forma condensed combined financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. 2. Accounting Policies As part of preparing the unaudited pro forma condensed combined financial statements, ProAssurance conducted a review of the accounting policies of NORCAL to determine if differences in accounting policies require pro forma adjustments to conform to ProAssurance’s accounting policies. Based on an initial review of accounting policy disclosures, ProAssurance has identified the following principal accounting policy differences as of and for the years ended December 31, 2020 and December 31, 2019: • ProAssurance adopted ASU 2016-02, Leases (ASC Topic 842) effective January 1, 2019. Prior to the acquisition, NORCAL was not required to adopt ASC 842 in its historical financial statements. The unaudited pro forma condensed combined balance sheet as of December 31, 2020 includes an adjustment of $4.4 million to increase 5 operating right of use assets and an adjustment of $5.3 million to increase operating lease liabilities for the estimated impact of NORCAL’s adoption of ASC Topic 842. No adjustments were made to the unaudited pro forma condensed combined statements of income as ProAssurance does not expect the impact from the adoption of this guidance on NORCAL’s statement of income to be material. The adjustment included in the pro forma financial statements for NORCAL’s conforming adoption of ASC Topic 842 reflects a high-level estimate of the primary impact on NORCAL’s financial statements from the adoption of ASC Topic 842 and is provisional and may be materially different upon finalization by NORCAL. Refer to Note 5 - Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments for the pro forma adjustment. • ProAssurance adopted ASU 2016-13, Improvements to Financial Instruments - Credit Losses (ASC Topic 326) effective January 1, 2020. Prior to the acquisition, NORCAL was not required to adopt ASC 326 in its historical financial statements. Based on the Company’s experience with the adoption of ASU 2016-13, ProAssurance does not expect the impact from the adoption of this guidance on NORCAL’s financial statements to be material. As such, no provisional adjustments were made to the unaudited pro forma condensed combined financial statements. ProAssurance is currently conducting a more comprehensive review of the accounting policies of NORCAL, which may identify other differences among the accounting policies of ProAssurance and NORCAL that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial statements. 3. NORCAL Reclassification Adjustments Financial information of NORCAL in the “Historical NORCAL (after reclassification)” columns of the unaudited pro forma condensed combined financial statements represents the historical reported balances of NORCAL reclassified to conform to the presentation in ProAssurance’s financial statements. Unless otherwise indicated, defined line items included in the notes to these pro forma financial statements have the meanings given to them in the historical financial statements of NORCAL. 6

Reclassification and classification of the unaudited pro forma balance sheet
As of December 31, 2020

(In thousands)	Historical NORCAL (before reclassification)	Reclassification Amount	Ref.	Historical NORCAL (after reclassification)
Assets				
Investments				
Fixed maturities, available for sale, at fair value	$ 1,162,001	$ (19,801)	(a)	$ 1,142,200
Fixed maturities, trading, at fair value	—			—
Equity investments, at fair value	377,235	(4,474)	(a)	372,761
Short-term investments	—			—
Business owned life insurance	—	10,009	(a)	10,009
Investment in unconsolidated subsidiaries	—	26,918	(a)	26,918
Other investments	36,927	(12,652)	(a)	24,275
Total Investments	1,576,163	—		1,576,163
Cash and cash equivalents	55,063			55,063
Accrued investment income	8,185	(8,185)	(b)	—
Premiums receivable, net	83,265			83,265
Reinsurance receivable	94,634	(94,634)	(c)	—
Receivable from reinsurers on paid losses and loss adjustment expenses	—	9,090	(c)	9,090
Receivable from reinsurers on unpaid losses and loss adjustment expenses	—	85,544	(c)	85,544
Prepaid reinsurance premiums	174			174
Deferred policy acquisition costs	11,774			11,774
Deferred tax asset, net	—			—
Property and equipment, net	3,227	(3,227)	(b)	—
Real estate, net	—			—
Federal income tax recoverable	230	(230)	(b)	—
Operating lease ROU assets	—			—
Intangible assets, net	2,072			2,072
Goodwill	30,214			30,214
Other assets	12,505	11,642	(b)	24,147
Total Assets	**$ 1,877,506**	**$ —**		**$ 1,877,506**
Liabilities and Shareholders' Equity				
Liabilities				
Reserve for losses and loss adjustment expenses	$ 1,000,263	$ 38,951	(d)	$ 1,039,214
Unearned premiums	184,809	(38,951)	(d)	145,858
Reinsurance premiums payable	6,566			6,566
Total Policy Liabilities	1,191,638	—		1,191,638
Accrued expenses	16,014	(16,014)	(e)	—
Operating lease liabilities	—			—
Other liabilities	31,927	16,014	(e)	47,941
Debt less unamortized debt issuance costs	—			—
Total Liabilities	**1,239,579**	—		**1,239,579**
Shareholders' Equity				
Common shares	—			—
Additional paid-in capital	—			—
Accumulated other comprehensive income (loss), net of deferred taxes	37,552			37,552
Retained earnings	600,375			600,375
Treasury shares	—			—
Total Shareholders' Equity	**637,927**	—		**637,927**
Total Liabilities and Shareholders' Equity	**$ 1,877,506**	**$ —**		**$ 1,877,506**

(a) To reclassify NORCAL's presentation of certain investments to conform to ProAssurance's presentation of Business owned life insurance, Investment in unconsolidated subsidiaries and Other investments.

(b) To reclassify NORCAL's separate presentation of select property and equipment, accrued investment income and tax recoverables to conform to ProAssurance's presentation of Other assets.

(c) To reclassify NORCAL's reinsurance receivable to conform to ProAssurance's separate presentation of Receivable from reinsurers on paid losses and loss adjustment expenses and Receivable from reinsurers on unpaid losses and loss adjustment expenses.

(d) To reclassify NORCAL's DD&R reserve to conform to ProAssurance's presentation of Reserve for losses and loss adjustment expenses.

(e) To reclassify NORCAL's presentation of select accrued expenses and payables to conform to ProAssurance's presentation of Other liabilities.

7

Reclassifications and classification in the unaudited pro forma statement of operations
For the year ended December 31, 2020

(In thousands)	Historical NORCAL (before reclassification)	Reclassification	Ref.	Historical NORCAL (after reclassification)
Revenues				
Net premiums earned	$ 354,655			$ 354,655
Net investment income	37,043	$ 912	(e)	37,955
Equity in earnings (loss) of unconsolidated subsidiaries	—	(564)	(e)	(564)
Net realized investment gains (losses):				
Impairment losses	—	(2,393)	(f)	(2,393)
Portion of impairment losses recognized in OCI before taxes	—			—
Net impairment losses recognized in earnings	(2,393)			(2,393)
Other net realized investment gains (losses)	37,652	564	(e)	38,216
Total net realized investment gains (losses)	35,259	564		35,823
Other income	—	—		—
Total revenues	**426,957**	**912**		**427,869**
Expenses				
Net losses and loss adjustment expenses	378,314	(17,284)	(e)	361,030
Underwriting, policy acquisition and operating expenses:				
Other underwriting expenses	33,370	(33,370)	(e)	—
Other (income) expenses, net	670	(670)	(e)	—
Operating expense	—	52,236	(e)	52,236
DPAC amortization	31,330			31,330
SPC U.S federal income tax expense	—			—
SPC dividend expense (income)	—			—
Interest expense	—			—
Total expenses	**443,684**	**912**		**444,596**
Income (loss) before income taxes	**(16,727)**	**—**		**(16,727)**
Provision for income taxes:				
Current expense (benefit)	—	(26,576)	(g)	(26,576)
Deferred expense (benefit)	—	14,016	(g)	14,016
Total income tax expense (benefit)	(12,560)			(12,560)
Net income (loss)	**$ (4,167)**	**$ —**		**$ (4,167)**

(e) To reclassify NORCAL's recognition of changes in the value of company owned life insurance, changes in the NAV on LP/LLC investments, premium deficiency reserve amortization and other income and expense items to conform to ProAssurance's presentation of Net losses and loss adjustment expenses, Net investment income, Equity in earnings (loss) of unconsolidated subsidiaries and Operating expenses.

(f) To reclassify NORCAL's net impairment losses recognized in earnings to conform to ProAssurance's presentation of impairment losses.

(g) To reclassify NORCAL's total income tax expense (benefit) to conform to ProAssurance's separate presentation of Current expense (benefit) and Deferred expense (benefit).

8

4. Preliminary Acquisition Consideration and Allocation to Assets and Liabilities ProAssurance has not yet completed the allocation of the purchase price to the assets acquired and liabilities assumed. Accordingly, the acquisition consideration allocation reflected in the unaudited pro forma adjustments will remain preliminary until ProAssurance management determines the final fair values of assets acquired and liabilities assumed. The preliminary allocation to assets and liabilities is based on estimates, assumptions, valuations and other studies which have not progressed to a stage where there is sufficient information to make a definitive calculation. The acquisition consideration was calculated as follows: Calculation of acquisition consideration (In thousands) Estimated cash consideration................................................................................................................ $ 249,810 Estimated contribution certificates....................................................................................................... 174,999 Estimated fair value of contingent consideration.................................................................................. 24,000 Total acquisition consideration ......................................................................................................... $ 448,809 Gain on bargain purchase...................................................................................................................... $ (78,247) For purposes of preparing this unaudited pro forma condensed combined financial information, the estimated contingent consideration, which depends on the development of NORCAL’s ultimate net losses over a three-year period beginning December 31, 2020 and may total up to $84 million, was determined based on a stochastic model (Monte Carlo simulation). To determine the fair value of the contingent consideration of $24 million, the Company discounted the potential payment based on a weighted average cost of capital of 8.5%. Under the acquisition method of accounting, the total acquisition consideration is allocated to the acquired tangible and identifiable intangible assets and assumed liabilities of NORCAL based on their estimated fair values as of the closing of the acquisition. The excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill. The excess of the fair value of assets acquired and liabilities assumed over the acquisition consideration, if any, is recorded as a gain on bargain purchase. 9

The total acquisition consideration is allocated to NORCAL’s tangible and identifiable intangible assets and liabilities as of December 31, 2020 based on their preliminary fair values as follows: Preliminary estimate of assets acquired and liabilities assumed Amount (In thousands) Fixed maturities, available for sale...................................................................................................... $ 1,142,200 Equity investments, available for sale................................................................................................. 372,761 Short-term investments........................................................................................................................ — Business owned life insurance............................................................................................................. 10,009 Investment in unconsolidated subsidiaries.......................................................................................... 26,918 Other investments................................................................................................................................ 24,275 Cash and cash equivalents................................................................................................................... 55,063 Premiums receivable............................................................................................................................ 83,265 Receivable from reinsurers on paid losses and loss adjustment expenses........................................... 9,090 Receivable from reinsurers on unpaid losses and loss adjustment expenses....................................... 89,782 Prepaid reinsurance premiums............................................................................................................. 174 Deferred tax asset, net.......................................................................................................................... 33,268 Operating lease ROU assets................................................................................................................. 4,384 Intangible assets, net............................................................................................................................ 14,000 Other assets.......................................................................................................................................... 24,147 Reserve for losses and loss adjustment expenses................................................................................ 1,157,531 Unearned premiums............................................................................................................................. 145,858 Reinsurance premiums payable........................................................................................................... 6,566 Operating lease liabilities.................................................................................................................... 5,275 Other liabilities.................................................................................................................................... 47,050 Total identifiable net assets acquired............................................................................................... 527,056 Gain on bargain purchase.................................................................................................................... (78,247) Estimated purchase price ................................................................................................................. $ 448,809 Reserve for losses and loss adjustment expenses and VOBA. The preliminary fair value of the reserve for losses and loss adjustment expenses and related reinsurance recoverables was based on three components: an actuarial estimate of the expected future net cash flows, a reduction to those cash flows for the time value of money determined utilizing the U.S. Treasury Yield Curve, and a risk margin adjustment to reflect the net present value of profit that an investor would demand in return for the assumption of the development risk associated with the reserve. The fair value adjustment on the reserve is recorded to the reserve for losses and loss adjustment expenses on the unaudited pro forma condensed combined balance sheet and the fair value adjustment on the related reinsurance recoverables is recorded to receivable from reinsurers on unpaid losses and loss adjustment expenses on the unaudited pro forma condensed combined balance sheet and each adjustment is expected to be amortized utilizing loss payment patterns. Such net amortization is recorded as a reduction to net losses and loss adjustment expenses. The preliminary fair value of the value of business acquired (“VOBA”) was determined under the acquisition method of accounting and fair value was determined based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date estimated using the income approach. The preliminary estimated negative VOBA is recorded to the reserve for losses and loss adjustment expenses on the unaudited pro forma condensed combined balance sheet and is expected to be amortized over a period in proportion to the earnout of the premium or in-line with the approximate consumption of losses. The amortization of VOBA is recorded as a reduction to net losses and loss adjustment expenses. Intangible assets, net. The preliminary fair values of intangible assets were determined under the acquisition method of accounting and fair value determined based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Intangible assets were identified that met either the separability criterion or the contractual-legal criterion under the acquisition method of accounting. Substantially all of the intangible assets identified consisted of insurance licenses which have an indefinite life and are not amortized. Gain on bargain purchase. A gain on bargain purchase represents the excess of the preliminary fair value of the underlying net tangible and intangible assets over the acquisition consideration. This results in an economic gain to the acquiring entity that 10 is recognized in earnings. This gain is reflected in the unaudited pro forma condensed combined statements of income as a transaction accounting adjustment. The gain on bargain purchase is one-time in nature and will not have a continuing impact on ProAssurance's ongoing results of operations.

The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma condensed combined financial statements.

5. Unaudited Pro Forma Condensed Combined Balance Sheet Transaction Accounting Adjustments

The following preliminary unaudited pro forma adjustments result from accounting for the Acquisition, including the determination of fair value of the assets, liabilities, and commitments which ProAssurance will acquire and assume from NORCAL. The descriptions below are related to these preliminary adjustments.

Adjustments included in the "Transaction Accounting Adjustments" column in the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2020 are as follows:

As of December 31, 2020

(In thousands)			Increase (decrease)
Assets			
	(5a)	Adjustments to Cash and cash equivalents:	
		To reflect the cash consideration paid by ProAssurance to NORCAL equityholders to effect the acquisition funded by available cash resources	$ (248,013)
		To reflect the cash consideration paid by NORCAL to NORCAL equityholders to effect the acquisition funded by available cash resources	(1,797)
			(249,810)
	(5b)	Adjustments to Receivable from reinsurers on unpaid losses and loss adjustment expense:	
		To reflect fair value of receivable from reinsurers on unpaid losses and loss adjustment expense	4,238
	(5c)	Adjustments to Deferred policy acquisition costs:	
		To eliminate NORCAL's deferred policy acquisition costs	(11,774)
	(5d)	Adjustments to Deferred tax asset, net:	
		To remeasure NORCAL's historical net deferred tax asset, as such deferred taxes are subject to recalculation following application of all purchase accounting adjustments and changes to the valuation allowance	33,268
	(5e)	Adjustments to Operating lease ROU assets:	
		To record the estimated impact of NORCAL's adoption of ASC Topic 842 - Leases - and to conform NORCAL's balance sheet to ProAssurance. Refer to Note 2 - Accounting Policies for additional information.	4,384
	(5f)	Adjustments to Intangible assets, net:	
		To eliminate NORCAL's historical intangible assets	(2,072)
		To record fair value of other intangible assets	14,000
			11,928
	(5g)	Adjustments to Goodwill:	
		To eliminate NORCAL's historical goodwill	(30,214)
		Total adjustments to assets	**$ (237,980)**

Continued on the following page.

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Continued from the previous page.

As of December 31, 2020

(In thousands)			Increase (decrease)
Liabilities			
(5h)	Adjustments to Reserve for losses and loss adjustment expenses:		
	To reflect fair value of reserves and VOBA	$	118,317
(5i)	Adjustments to Operating lease liabilities:		
	To record the estimated impact of NORCAL's adoption of ASC Topic 842 - Leases - and to conform NORCAL's balance sheet to ProAssurance. Refer to Note 2 - Accounting Policies for additional information		5,275
(5j)	Adjustments to Other liabilities:		
	To reflect estimated transaction costs to be paid by PRA and NORCAL. These costs will not affect the Consolidated Statements of Income beyond twelve months after the acquisition date		15,236
	To eliminate NORCAL's historical deferred rent in conjunction with NORCAL's adoption of ASC Topic 842 - Leases		(891)
	To reflect estimated fair value of the contingent consideration		24,000
			38,345
(5k)	Adjustments to Contribution certificates:		
	To reflect the contribution certificates issued		174,999
	Total adjustments to liabilities	**$**	**336,936**
Shareholders' equity			
(5l)	Adjustments to Accumulated other comprehensive income (loss), net of deferred tax expense (benefit)		
	To eliminate NORCAL's accumulated other comprehensive income	$	(37,552)
(5m)	Adjustments to retained earnings:		
	To eliminate NORCAL's historical retained earnings		(600,375)
	To record gain on bargain purchase		78,247
	To reflect estimated transaction costs to be paid by PRA and NORCAL. These costs will not affect the Consolidated Statements of Income beyond twelve months after the acquisition date		(15,236)
			(537,364)
	Total adjustments to shareholders' equity	**$**	**(574,916)**
	Total adjustments to liabilities and shareholders' equity	**$**	**(237,980)**

ProAssurance's total costs and expenses relating to the acquisition are estimated to be $22.4 million, pre-tax, of which $7.2 million, pre-tax, was incurred through December 31, 2020. The Company's estimate includes costs and expenses related to various professional fees and other costs associated with the acquisition such as advisory, legal, accounting, tax and printing fees. The estimate involves a degree of judgment which ProAssurance management believes to be reasonable. There can be no assurance that these estimates will not change, even materially, as the Company continues to work through the determination of the final allocation of the purchase price to the assets acquired and liabilities assumed. These transaction related costs are one-time in nature and are not expected to have a continuing impact on ProAssurance's ongoing results of operations.

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6. Unaudited Pro Forma Condensed Combined Statements of Income Adjustments Adjustments included in the “Transaction Accounting Adjustments” column in the accompanying unaudited pro forma combined statements of income are as follows: For the year ended December 31, 2020 (In thousands) Increase (decrease) Revenues (6a) To adjust net investment income for the amortization of the fair value adjustment to NORCAL’s investments................................................................................... $ (15,093) Total adjustments to revenues............................................................................... $ (15,093) Expenses (6b) To adjust net losses and loss adjustment expenses for the amortization of the net fair value adjustment on reserves and VOBA....................................................... $ (33,383) (6c) Adjustments to Operating expense: To eliminate NORCAL's historical amortization of intangible assets...................... (2,072) To record amortization of intangible assets.............................................................. 333 To reflect estimated transaction costs to be paid by PRA and NORCAL. These costs will not affect the Consolidated Statements of Income beyond twelve months after the acquisition date........................................................................... 15,236 13,497 (6d) To adjust DPAC amortization to eliminate NORCAL's historical amortization of deferred acquisition costs...................................................................................... (31,330) (6e) To record interest expense on the contribution certificates...................................... 7,318 Total adjustments to expenses............................................................................... $ (43,898) (6f) To record gain on bargain purchase.......................................................................... 78,247 Total adjustments to income (loss) before income taxes..................................... $ 107,052 (6g) To reflect the income tax expense (benefit) on the unaudited pro forma adjustments............................................................................................................ (7,541) Total adjustments to net income (loss).................................................................. $ 114,593 13

7. Other Transaction Accounting Adjustments for Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statement of Income In connection with the acquisition, ProAssurance expects to make payments in relation to employee agreements that stipulate change in control provisions. The adjustments below are related to these payments. Other Transaction Accounting Adjustments for Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments included in the “Other Transaction Accounting Adjustments” column in the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 2020 are as follows: As of December 31, 2020 (In thousands) Increase (decrease) Liabilities (7a) To record compensation costs related to change in control payments. These costs will not affect the Consolidated Statement of Income beyond twelve months after the acquisition date............................................................................ $ 9,495 Total adjustments to liabilities ............................................................................ $ 9,495 Shareholders’ equity (7b) To record compensation costs related to change in control payments. These costs will not affect the Consolidated Statement of Income beyond twelve months after the acquisition date............................................................................ $ (9,495) Total adjustments to shareholders’ equity ........................................................ $ (9,495) Total adjustments to liabilities and shareholders’ equity ................................ $ — Other Transaction Accounting Adjustments for Unaudited Pro Forma Condensed Combined Statement of Income Adjustments included in the “Other Transaction Accounting Adjustments” column in the accompanying unaudited pro forma condensed combined statement of income for the year ended December 31, 2020 are as follows: For the year ended December 31, 2020 (In thousands) Increase (decrease) Expenses (7c) To record compensation costs related to change in control payments. These costs will not affect the Consolidated Statement of Income beyond twelve months after the acquisition date............................................................................ $ 9,495 Total adjustments to expenses............................................................................. $ 9,495 (7d) To reflect the income tax expense (benefit) on the other unaudited pro forma adjustments.......................................................................................................... (1,994) Total adjustments to net income (loss)................................................................ $ (7,501) 14

8. Earnings (loss) per Share The preliminary pro forma basic and diluted earnings per share calculations are based on ProAssurance’s historical weighted average common shares. For the year ended December 31, 2020 ($ in thousands, except per share data) Historical ProAssurance Pro Forma Numerator: Net income (loss)............................................................................................... $ (175,727) $ (72,802) Denominator: Weighted-average shares outstanding........................................................... 53,863 53,863 Denominator for diluted earnings (loss) per share: Weighted-average shares outstanding........................................................... 53,906 53,906 Basic earnings (loss) per share ....................................................................... $ (3.26) $ (1.35) Diluted earnings (loss) per share ................................................................... $ (3.26) $ (1.35) Dilutive common share equivalents are reflected in the earnings (loss) per share calculation while antidilutive common share equivalents are not reflected in the earnings (loss) per share calculation. For the year ended December 31, 2020, all incremental common share equivalents were not included in the computation of diluted earnings (loss) per share because to do so would have been antidilutive. 15